UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49790	11-3200514
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On July 1, 2010, Verint Systems Inc. (“Verint”) issued a press release announcing the approval of its application to relist its common stock on The NASDAQ Global Market. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: July 1, 2010

By: /s/ Peter D. Fante
Name: Peter D. Fante
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Verint Systems Inc., dated July 1, 2010.